UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York,			NY 10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2013

ITEM 1.                                                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2013

Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
(GDF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	7

Spread duration	8

Effective duration	9

Schedule of investments	10

Statement of assets and liabilities	33

Statement of operations	34

Statements of changes in net assets	35

Statement of cash flows	36

Financial highlights	37

Notes to financial statements	38

Report of independent registered public accounting firm	55

Additional information	56

Annual chief executive officer and principal financial officer certifications	63

Other shareholder communications regarding accounting matters	64

Dividend reinvestment and cash purchase plan	65

Important tax information	69

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Partners Income Fund Inc. for the twelve-month reporting period ended August 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

September 27, 2013

II	Western Asset Global Partners Income Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended August 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.8% during the third quarter of 2012. GDP growth then sharply decelerated to 0.1% during the fourth quarter. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. This was partially due to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s final reading for second quarter 2013 GDP growth, released after the reporting period ended, was 2.5%. This increase was partially driven by increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next six months to reach 7.3% in August 2013, its lowest reading since December 2008. In another encouraging sign, the number of longer-term unemployed has generally declined in recent months. In February 2013, 40.2% of the people without a job had been out of work for more than six months. This fell to 37.9% in August 2013.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.7% on a seasonally adjusted basis in August 2013 versus the previous month and were 13.2% higher than in August 2012. In addition, the NAR reported that the median existing-home price for all housing types was $212,100 in August 2013, up 14.7% from August 2012. This marked the eighteenth consecutive month that home prices rose compared to the same period a year earlier. The inventory of homes available for sale in August 2013 was 0.4% higher than the previous month at a 4.9 month supply at the current sales pace and was 6.3% lower than in August 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose to 50.9 in June, 55.4 in July and 55.7 in August, the latter being the best reading since April 2011.

Growth generally moderated overseas and, in some cases, fell back into a recession. In

Western Asset Global Partners Income Fund Inc.	III

Investment commentary (cont’d)

its July 2013 World Economic Outlook, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecasted in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market continued to be weak. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on September 18, 2013, after the reporting period ended, the Fed did not taper its asset purchase program and said that it “...decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.”

Given the economic challenges in the Eurozone, in September 2012, the European Central Bank (“ECB”)v introduced its Outright Monetary Transactions (“OMT”) program. With the OMT program, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates from 0.75% to 0.50%, a new record low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level

IV	Western Asset Global Partners Income Fund Inc.

since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

September 27, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i           Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii        The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv      The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v         The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global Partners Income Fund Inc.	V

(This page intentionally left blank.)

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries and at least 33% of its total assets in high-yield U.S. corporate debt securities. The Fund is also able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stocks and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

The Fund’s investment process assimilates top-down macroeconomic views with bottom-up credit analysts’ fundamental and relative value views regarding industry and issuer opportunities. As a firm, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, aims to add value by exploiting inefficiencies in the fixed-income markets. A fundamental approach is used to identify these inefficiencies.

The Fund diversifies its holdings across a range of securities, industries and maturity dates in an attempt to minimize the risk of any individual holding. We use various tools, both external and proprietary, to help identify, measure and manage portfolio risk. In particular, we look for companies that we believe have the ability to weather adverse economic conditions while providing moderate to high returns to bondholders, companies that are repositioning in the marketplace and that we believe are temporarily undervalued, and companies that demonstrate an ability to improve their financial condition where that improvement and positive trajectory have not yet been fully appreciated by rating agencies and the market. Often times, this strategy will result in a higher concentration of lower-rated securities in the portfolio versus the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexi. However, no assurance can be given that markets will perform as we predict, and a risk of loss exists.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Keith J. Gardner, Ryan K. Brist and Christopher F. Kilpatrick. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

risk aversion and generated mixed results versus equal-durationii Treasuries over the twelve months ended August 31, 2013. Risk aversion was prevalent at times given shifting economic data, contagion fears from the European sovereign debt crisis and signs of shifting monetary policy by the Federal Reserve Board (“Fed”).iii

Both short- and long-term Treasury yields moved higher during the twelve months ended August 31, 2013. Two-year Treasury yields rose from 0.22% at the beginning of the period to 0.39% at the end of the period. Their peak of 0.43% occurred on June 25, 2013 and they were as low as 0.20% on April 29, 2013 and in early May 2013. Ten-year Treasury yields were 1.57% at the beginning of the reporting period, their low for the fiscal year. Ten-year Treasuries peaked at 2.90% on August 22, 2013 and were 2.78% at the end of the period.

All told, the Barclays U.S. Aggregate Indexiv, returned -2.47% for the twelve months ended August 31, 2013. For comparison purposes, riskier fixed-income securities, including high yield bond and emerging market debt, produced significantly different results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 7.56% and -5.46%, respectively.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. Overall, we reduced the Fund’s emerging market sovereign debt exposure and increased our allocation to high-yield bonds.

Within the emerging market debt portion of the Fund, we reduced both our sovereign and local currency allocations, while adding to our exposure to corporate bonds. Within the high-yield market, we reduced our duration by adding exposure to securities rated B and CCC, while paring our allocation to BB-rated bonds. From a sector perspective, we increased our exposure to Transportation1 and Energy. Additionally, we actively participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 23.2% of the gross assets of the Fund, a modest increase from the beginning of the period.

The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration. The use of these instruments did not meaningfully impact the Fund’s performance. High-yield index swaps and options on high-yield index swaps were used to manage our high-yield exposure. Overall, they were negative for performance. These “market hedges” were intended to protect the portfolio from risk-off periods, while maintaining the Fund’s lower quality biases. Finally, currency forwards were employed to hedge the Fund’s currency exposure. The losses from our currency hedges were largely offset by the increase in the value of our non-U.S. dollar-denominated bonds when translated back to U.S. dollars.

Performance review

For the twelve months ended August 31, 2013, Western Asset Global Partners Income Fund Inc. returned 2.87% based on its

1              Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

2	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

net asset value (“NAV”)vii and -14.79% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 7.56% and -5.46%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageviii returned 10.20% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.11 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of August 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2013

Price Per Share	12-Month Total Return*

$11.38 (NAV)	2.87%†
$10.61 (Market Price)	-14.79%‡

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†        Total return assumes the reinvestment of all distributions at NAV.

‡       Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Within our high-yield allocation, individual issuer selection was the main driver of relative performance. In particular, our overweight exposures to Realogy Holdings Corp., Citigroup, Inc. and CMA CGM were beneficial for performance. Realogy Holdings Corp. has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Its business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker, Sotheby’s International Realty and Title Resource Group. Investor sentiment for Realogy Holdings Corp. improved as there were signs of a sustainable recovery in the housing market. In addition, in October 2012 the company went public and raised more than $1 billion in additional capital, which will help support its debt obligations. Our Citigroup, Inc. exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. CMA CGM is a global shipping company headquartered in France. Its bonds had performed poorly prior to the reporting period due to a variety of factors, including fears of declining global economic growth, higher oil prices and issues related to the European sovereign debt crisis. We maintained our exposure and CMA CGM’s bonds rallied significantly from distressed levels during the reporting period as the company’s fundamentals improved and European macro concerns dissipated.

The portfolio’s quality biases within the high-yield market also contributed to performance. Relative to the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index,

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

the portfolio’s overweight to lower quality CCC-rated securities and underweight to higher rated and longer duration BB-rated securities were rewarded given the outperformance of lower rated securities during the fiscal year. We believed this positioning would be beneficial in a low corporate credit default environment where fundamental performance was generally solid and interest rates were more likely to rise rather than fall.

Within the emerging market debt portion of the Fund, the largest contributor to relative performance was its overweight exposure to Venezuelan sovereign debt. These securities, which began the period at cheap valuations, benefited from higher oil prices and increased expectations that President Chavez would not be reelected. While Chavez was reelected in October 2012, it was not enough to offset the country’s sovereign bond’s earlier strong results. On March 5, 2013, Chavez died and Venezuelan sovereign debt rallied sharply. We believe valuations in Venezuela are still very attractive and our belief is that there are both ability and willingness for the country to meet its debt obligations.

A number of individual securities also contributed to the Fund’s performance from an emerging market perspective. Examples of holdings that generated strong results were overweight positions in Mexican construction materials company Cemex and Mexican telecommunications company Axtel. Axtel rallied due to the completion of its debt exchange and subsequent tower sale. Those transactions resulted in a much improved balance sheet, reducing its leverage and increasing its liquidity. Also, Mexico approved telecom reform laws to improve regulation and promote competition in the industry, which is expected to have a positive impact for smaller companies. Cemex has successfully implemented several measures to dramatically improve its debt maturity profile and reduce its refinancing risk. In addition, its geographically diversified operations have benefitted from the continued growth in Mexico’s construction sector, which has been driven by investment in public infrastructure and the recovery of the U.S. housing sector.

Finally, the Fund’s overweight to emerging market high-yield corporate bonds were beneficial as they outperformed the EMBI Global.

Q. What were the leading detractors from performance?

A. Within our high-yield allocation, the largest detractor from the Fund’s relative performance was sector positioning. An underweight to the strong performing Technology sector and an overweight to the weak Energy sector were detrimental to the Fund’s results during the reporting period. From an issuer perspective, an overweight position in Cengage Learning was a negative for performance. Cengage Learning, a text book publisher, posted weak fundamental results during the period that sent our position in senior secured bonds lower. The company posted first quarter 2013 fundamental results that the market interpreted as “improving” and we used the strength to exit the position.

In terms of the Fund’s emerging market exposure, security selection was the largest detractor from relative performance during the reporting period. In particular, overweights to a number of higher quality emerging market corporate bonds were negative for performance, including Brazilian metals and mining company Vale Overseas

4	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

and Brazilian oil company Petrobras. Vale Overseas was negatively impacted by weaker commodity prices on the back of concerns of slowing growth in China which will lead to lower demand for iron ore and copper. Vale has also been impaired by continuing regulatory/tax issues that have yet to be resolved. Petrobras’ underperformance was mainly driven by a challenging 2012 and first half of 2013. The company’s results during the first half of 2013 were exacerbated by the poor financial showing by its downstream business.

An overweight to the Brazilian real negatively impacted performance during the reporting period. The real performed poorly as economic growth in Brazil moderated and the government took actions to weaken its currency.

The Fund’s positioning in a number of countries was also negative for performance. In particular, an overweight to Turkey was not rewarded, as it was one of the worst performing countries in the EMBI Global during the reporting period. Having overweight exposures to several Latin American countries, including Brazil, Mexico and Columbia were also negative for results as they all underperformed the EMBI Global.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Partners Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 13, 2013

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of August 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 32 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31. 2013 were: Sovereign Bonds (34.0%), Energy (17.6%), Materials (15.9%), Consumer Discretionary (14.1%) and Industrials (13.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i                The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ii             Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v              The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi           The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii        Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii     Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended August 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

6	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s investments as of August 31, 2013 and August 31, 2012 and does not include derivatives, such as futures contracts, swap contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡            Amount represents less than 0.1%.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	7

Spread duration (unaudited)

Economic Exposure — August 31, 2013

Total Spread Duration
GDF	— 4.27 years
Benchmark	— 5.36 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Calculations exclude the impact of leverage

8	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — August 31, 2013

Total Effective Duration
GDF	— 4.68 years
Benchmark	— 5.51 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Calculations exclude the impact of leverage

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	9

Schedule of investments

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 87.1%
Consumer Discretionary — 13.4%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	170,000		$ 174,675
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	151,329	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	657,534	(a)(b)
Total Auto Components					983,538
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	260,000		286,650	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		136,200	(a)(b)
Total Automobiles					422,850
Diversified Consumer Services — 0.6%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	233,110
Laureate Education Inc., Senior Notes	9.250%	9/1/19	230,000		249,550	(a)(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		314,650	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	210,000		212,625	(a)
Total Diversified Consumer Services					1,009,935
Hotels, Restaurants & Leisure — 3.5%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	307,328		293,377	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		87,600	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	370,000		399,600
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, step bond	0.000%	4/15/19	90,000		79,200	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	610,000		588,650
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000		19,300
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		361,600	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	390,000		409,500	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		302,250	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	343,462		361,497	(a)(c)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	771,294
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		379,250	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	180,000		191,250	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	800,000		857,000	(a)(b)
MGM Resorts International, Senior Notes	5.875%	2/27/14	360,000		369,000

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	120,000		$ 122,700	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	74,000		79,920	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	450,000		490,500	(b)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	8,000		7,985	(a)
Total Hotels, Restaurants & Leisure					6,171,473
Household Durables — 0.6%
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	290,000		291,087
WCI Communities Inc., Senior Notes	6.875%	8/15/21	260,000		252,850	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	350,000		372,750
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	230,000		230,000	(a)
Total Household Durables					1,146,687
Media — 5.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		129,900	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	960,000		979,200	(b)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	133,156	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	210,000		211,050
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	110,000		109,725
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000		29,925
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	120,000		126,900
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,388	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		322,762	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	390,000		408,525
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	80,000		82,400	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	380,000		408,500
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	380,000		413,164	(b)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	200,000		204,760	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	699,318	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	610,000		661,850	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		603,607	(a)(b)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	300,000	EUR	417,311	(a)(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	385,000		457,004
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	139,000		162,622

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	$ 137,452	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	290,000		315,375	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		201,400	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		315,738	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	190,000		198,075	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	129,687	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		196,200	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	696,410	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	560,000		558,600	(a)
Total Media					9,342,004
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	330,000		320,925	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	80,000		80,400	(b)
Total Multiline Retail					401,325
Specialty Retail — 1.8%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	199,446	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	290,000		284,200	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	994,955	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	520,000		494,000
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	180,000		183,600	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	228,000		236,267	(b)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	60,000		61,950	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	460,000		449,650	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000		290,925	(a)(b)
Total Specialty Retail					3,194,993
Textiles, Apparel & Luxury Goods — 0.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	945,971	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		217,500	(a)(b)
Total Textiles, Apparel & Luxury Goods					1,163,471
Total Consumer Discretionary					23,836,276
Consumer Staples — 2.8%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	110,000		110,825	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	260,000		263,900	(a)
Total Beverages					374,725

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Food Products — 2.0%
Alicorp SAA, Senior Notes	3.875%	3/20/23	190,000		$ 171,475	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	684,075	(a)(b)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	460,000		486,450	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	230,000	EUR	327,918	(a)(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	270,000		247,725	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	340,000		360,400	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		672,525	(a)(b)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	200,000		201,250	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	300,000		300,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	150,000		154,500	(a)
Total Food Products					3,606,318
Household Products — 0.3%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	190,000		197,125	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	310,000		305,350	(a)
Total Household Products					502,475
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		261,625	(a)(b)
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	270,000		248,400	(a)
Total Consumer Staples					4,993,543
Energy — 17.0%
Energy Equipment & Services — 1.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000		182,750	(b)
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	20,000		19,500
CGG, Senior Notes	7.750%	5/15/17	420,000		432,600	(b)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000		284,900
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000		233,625	(a)(b)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	270,000		288,225	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	575,000		610,938	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000		428,000	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000		220,000	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000		358,875	(b)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	260,000		250,250	(a)
Total Energy Equipment & Services					3,309,663
Oil, Gas & Consumable Fuels — 15.1%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	440,000		427,900
Arch Coal Inc., Senior Notes	9.875%	6/15/19	160,000		140,000	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000		121,200	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000	$265,200	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	90,000	99,450	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	180,000	198,675
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	280,000	296,800
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	350,000	380,625
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	300,000	313,500	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000	272,500	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	511,200	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	554,642	553,255	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	266,875	(b)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	250,000	257,500
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	100,000	110,500	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	505,023	549,213	(a)(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	570,000	655,500	(b)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	550,000	506,000	(a)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	142,350	(b)
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	100,000	111,322	(b)(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	271,152	277,931	(a)(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	150,000	147,750	(b)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	260,000	260,650	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	410,000	412,050	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	360,000	373,500
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	270,000	272,025
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	135,525	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000	352,000	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	260,000	263,900	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	260,000	263,900	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000	294,500
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	200,000	200,000	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000	487,324	(a)(b)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	270,000	288,225	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000	499,200	(a)(b)

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	550,000	$ 489,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	196,000	195,020	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	120,000	119,400	(a)(b)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	330,825	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	441,667	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	830,272	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	3,980,000	4,809,830	(b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	750,000	654,375
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	482,625	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,555,000	1,691,854	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000	366,424	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000	114,263	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000	515,850	(a)(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	380,000	311,600	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	450,000	421,875	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000	10,800	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	270,000	314,550	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000	502,853	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	880,000	1,003,200	(a)(b)
Samson Investment Co., Senior Notes	10.250%	2/15/20	770,000	808,500	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	240,000	236,400	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	240,000	233,400
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	210,000	224,175	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	280,000	265,300	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000	127,400	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000	153,000	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	540,000	399,600	(a)
Total Oil, Gas & Consumable Fuels				26,762,603
Total Energy				30,072,266
Financials — 6.0%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000	310,534	(b)
Commercial Banks — 2.0%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000	604,986	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	390,000	427,050	(a)(b)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000	954,196	(a)(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	330,000	335,066	(a)(g)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	15

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		$ 197,000	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	410,000		418,719	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	370,000		356,687
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	150,000		156,043
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		211,154	(a)
Total Commercial Banks					3,660,901
Consumer Finance — 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	160,000		185,000	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	584,647	(a)(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	250,000		286,250
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		261,900
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	140,000		144,200	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	120,000		123,900	(a)
Total Consumer Finance					1,585,897
Diversified Financial Services — 2.0%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	270,000		240,975	(f)(g)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		461,150
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		77,088	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,120,875	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		100,350	(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	140,000		123,900	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	270,000		274,050
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	250,000		265,000
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	310,000		336,350
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		536,250	(a)(b)(f)
Total Diversified Financial Services					3,535,988
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		557,858	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		192,375	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.874%	12/31/13	100,000		97,625	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000		226,000	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		285,000	(a)(b)
Total Insurance					1,358,858

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate Management & Development — 0.1%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	230,000		$ 255,760	(a)
Total Financials					10,707,938
Health Care — 4.5%
Health Care Equipment & Supplies — 0.9%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	200,000		200,500	(a)
Biomet Inc., Senior Notes	6.500%	8/1/20	50,000		51,500
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	220,000		217,250	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	520,000		452,400
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	414,337	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	276,225	(a)
Total Health Care Equipment & Supplies					1,612,212
Health Care Providers & Services — 2.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	305,000		373,625	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	50,000		50,000	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		569,700	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,050,000		1,049,344	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	585,070	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	300,000		316,500
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	310,000		335,575
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		179,000	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	620,000		671,150	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	180,000		189,450
Labco SAS, Senior Secured Notes	8.500%	1/15/18	100,000	EUR	140,095	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	350,000		140,000	(a)(h)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	360,000		383,400
US Oncology Inc. Escrow	—	—	255,000		14,663	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	150,000		159,187	(b)
Total Health Care Providers & Services					5,156,759
Pharmaceuticals — 0.7%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	981,325	(a)(b)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	100,000	EUR	134,167	(a)
Total Pharmaceuticals					1,115,492
Total Health Care					7,884,463
Industrials — 12.8%
Aerospace & Defense — 1.3%
Ducommun Inc., Senior Notes	9.750%	7/15/18	230,000		255,300	(b)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	426,000		421,740	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000		178,925	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	17

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Aerospace & Defense — continued
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	650,000		$ 705,250	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		208,050	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	490,000		496,125	(a)(b)
Total Aerospace & Defense					2,265,390
Airlines — 1.6%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	130,000		130,208	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	147,045		150,721	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	570,000		534,375	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	877,000		883,577	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	89,033		97,491	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	668,355	(a)(b)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		23,694
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,339		3,656
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	210,000		207,638
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	170,000		172,465
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	26,020		26,280	(b)
Total Airlines					2,898,460
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000		228,275	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		204,000	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	413,450	(a)(b)
Total Building Products					845,725
Commercial Services & Supplies — 1.6%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	460,000		481,850	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		226,000	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	650,000		676,000
Monitronics International Inc., Senior Notes	9.125%	4/1/20	60,000		62,400	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		199,800	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	396,000		434,610	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	129,000		141,577	(a)(b)

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	418,000		$ 451,440	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	90,000		99,000
Total Commercial Services & Supplies					2,772,677
Construction & Engineering — 1.0%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000		330,750	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	273,000		260,033	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000		190,500	(a)(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,140,000		966,150	(a)
Total Construction & Engineering					1,747,433
Electrical Equipment — 0.5%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	210,000		198,975	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	230,000		240,925	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	320,000		331,200	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	134,153	(a)
Total Electrical Equipment					905,253
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		44,800
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		372,300	(a)(b)
Total Industrial Conglomerates					417,100
Machinery — 1.8%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	620,000		643,250	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	460,000		451,950	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		306,600	(a)(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	729,000	EUR	1,044,174	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	240,408	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	150,000	EUR	212,125	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	200,000		211,000	(a)(b)
Total Machinery					3,109,507
Marine — 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	361,661		338,153	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	217,000		218,356
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	610,000		637,450	(b)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	200,000		214,500	(a)
Total Marine					1,408,459

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	19

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — 1.1%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	270,000		$ 275,400	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	711,225		745,897	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	136,130	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	330,000		339,075	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	414,000		453,330	(b)
Total Road & Rail					1,949,832
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	410,000		437,675
Transportation — 1.8%
CMA CGM, Senior Notes	8.500%	4/15/17	390,000		360,750	(a)(b)
CMA CGM, Senior Notes	8.875%	4/15/19	700,000	EUR	865,945	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	410,000		433,575	(a)(b)
Neovia Logistics Intermediate Holdings LLC/ Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	450,000		452,250	(a)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	690,000		741,750	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	40,000		43,000	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	290,000		287,825	(a)
Total Transportation					3,185,095
Transportation Infrastructure — 0.4%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	300,000		315,750	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000		189,450	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	260,000		248,625	(a)
Total Transportation Infrastructure					753,825
Total Industrials					22,696,431
Information Technology — 2.1%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	260,000		262,600
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	218,000		241,980	(a)(b)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	213,937	(a)
Total Electronic Equipment, Instruments & Components					455,917
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	250,000		288,750
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		239,800	(b)
Total Internet Software & Services					528,550

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — 0.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	70,000		$ 67,550	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	480,000		521,400
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000		143,850	(a)
Total IT Services					732,800
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	214,000		219,885	(b)
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	130,000		126,750	(a)
STATS ChipPAC Ltd., Senior Notes	4.500%	3/20/18	259,000		253,172	(a)
Total Semiconductors & Semiconductor Equipment					599,807
Software — 0.6%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	230,000		234,025	(a)
BMC Software Finance Inc., Senior Notes	8.125%	7/15/21	200,000		203,500	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	370,000		377,400	(a)(c)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	280,000		290,500	(a)
Total Software					1,105,425
Total Information Technology					3,685,099
Materials — 15.6%
Chemicals — 1.3%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	235,000		215,025	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	540,000		561,600	(a)(b)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	198,729	EUR	265,276	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	118,000	EUR	165,936	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	273,344	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	120,000	EUR	182,229	(a)(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	260,000		245,700	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	40,000		40,600	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	211,000	EUR	294,206	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	167,321	(a)
Total Chemicals					2,411,237
Construction Materials — 1.0%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	220,000		193,050	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	560,000		589,400	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		421,000	(a)(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	500,000		530,000	(a)
Total Construction Materials					1,733,450

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	21

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 2.2%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	$1,387,865	(a)(b)
Mustang Merger Corp., Senior Notes	8.500%	8/15/21	50,000		49,500	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	40,000		35,200
Pactiv LLC, Senior Notes	7.950%	12/15/25	330,000		293,700
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		548,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	450,000		468,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	310,000		321,625
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	240,000		230,400	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	610,000		649,650	(a)(b)
Total Containers & Packaging					3,984,190
Metals & Mining — 10.0%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	230,000		229,770
ArcelorMittal, Senior Notes	5.000%	2/25/17	210,000		215,775
ArcelorMittal, Senior Notes	6.000%	3/1/21	450,000		445,500
ArcelorMittal, Senior Notes	6.750%	2/25/22	10,000		10,225
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	260,000		230,100	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	50,000		48,973
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		852,498
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	670,000		670,000	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		259,875	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		240,625	(a)(b)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		138,819	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	1,110,000		1,069,763	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		578,448	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	160,000		165,600	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	190,000		195,225	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	470,000		504,075	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	270,000		237,870	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	300,000		304,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	410,000		299,300	(a)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	320,000		225,600	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	290,000		287,100
New World Resources NV, Senior Notes	7.875%	1/15/21	350,000	EUR	189,657	(a)

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	200,000		$ 186,000	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	260,000		283,400	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	290,000		311,750	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	420,000		422,100	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		333,662	(b)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	420,000		437,850	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	410,000		345,425	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	200,000		209,000	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	394,777	(a)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	300,000		288,750	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		211,000	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		684,361	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	460,000		356,900
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	300,000		264,000	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000		158,250
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000		145,600	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	150,000		143,625	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	230,000		227,700
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	310,000		332,863	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,277,000		2,216,375	(b)(i)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	630,000		589,398
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	627,000		634,838	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000		455,625	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		105,000	(a)(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	450,000		409,500	(a)
Walter Energy Inc., Senior Notes	8.500%	4/15/21	170,000		135,150	(a)
Total Metals & Mining					17,682,197
Paper & Forest Products — 1.1%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	407,000		463,980
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000		70,379	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000		154,714
Inversiones CMPC SA, Notes	4.750%	1/19/18	250,000		261,260	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	200,000		184,265	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000		178,643	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	380,000		335,350	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	23

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000		$ 115,290
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000		61,800
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	234,000		108,810
Total Paper & Forest Products					1,934,491
Total Materials					27,745,565
Telecommunication Services — 7.6%
Diversified Telecommunication Services — 4.6%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	1,224,000		1,150,560	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		47,000	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000		418,000	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	150,000		156,750	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	760,000		815,100	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		162,750	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	620,000		578,150	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		645,000	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		229,086	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		340,670	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	90,000		85,950
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		528,600	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	451,905	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	271,143	(a)(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		210,000	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,152,109		1,183,792	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		265,275	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	610,000		554,338
Total Diversified Telecommunication Services					8,094,069
Wireless Telecommunication Services — 3.0%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		387,944	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		571,725	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	340,000	EUR	451,832	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	240,000		213,600	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	330,000	GBP	531,857	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		1,920,950	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	630,000		737,100	(a)(b)

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	315,000	$ 340,200	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	202,500	(a)(b)
Total Wireless Telecommunication Services				5,357,708
Total Telecommunication Services				13,451,777
Utilities — 5.3%
Electric Utilities — 1.4%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000	732,600	(b)
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000	334,750
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	78,619	81,568
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	550,000	583,000	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000	296,800	(a)(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	173,964	165,266	(h)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	200,000	184,706	(a)
Total Electric Utilities				2,378,690
Gas Utilities — 0.8%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	200,000	182,000	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	90,934	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000	351,450	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	440,000	385,000	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000	472,350	(a)(b)
Total Gas Utilities				1,481,734
Independent Power Producers & Energy Traders — 3.0%
AES Gener SA, Notes	5.250%	8/15/21	250,000	252,545	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	270,000	270,675	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	486,000	523,665	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	415,199	(a)(b)
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	4,900	(d)(e)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	10,000	11,175	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,340,000	1,361,775	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	170,000	179,988
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	390,000	423,150	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	25

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power Producers & Energy Traders — continued
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	370,000		$ 369,075	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,430,000		1,508,650	(b)
Total Independent Power Producers & Energy Traders					5,320,797
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000		226,000	(a)(b)
Total Utilities					9,407,221
Total Corporate Bonds & Notes (Cost — $150,818,412)					154,480,579
Convertible Bonds & Notes — 0.1%
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost — $213,456)	7.000%	1/31/20	1,395,900	MXN	156,713	(a)
Senior Loans — 2.3%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.6%
El Pollo Loco Inc., First Lien Term Loan	9.250 - 10.000%	7/14/17	294,000		301,350	(j)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	300,000		305,250	(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	508,333		546,458	(j)
Total Hotels, Restaurants & Leisure					1,153,058
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000		134,969	(j)
Total Consumer Discretionary					1,288,027
Consumer Staples — 0.4%
Food Products — 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	130,000		132,600	(j)
Dole Food Co. Inc., Bridge Loan	—	2/21/14	600,000		600,000	(d)(e)(k)
Total Consumer Staples					732,600
Energy — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	30,000		29,475	(j)
Oil, Gas & Consumable Fuels — 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	79,800		78,603	(j)
Total Energy					108,078
Health Care — 0.5%
Health Care Providers & Services — 0.5%
Tenet Healthcare Corp., Bridge Loan	—	6/24/14	850,000		850,000	(d)(e)(k)
Industrials — 0.3%
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	500,000		515,000	(j)

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	300,000	EUR	$ 413,346	(j)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000		238,769	(j)
Total Materials					652,115
Total Senior Loans (Cost — $4,032,864)					4,145,820
Sovereign Bonds — 34.0%
Argentina — 1.9%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000		3,318,815
Republic of Argentina, Senior Bonds	7.000%	10/3/15	140,000		125,753
Total Argentina					3,444,568
Brazil — 4.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	665,000	BRL	279,308
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	8,035,000	BRL	3,217,674
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	832,000	BRL	317,442
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		923,037	(b)
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	1,814,000		2,045,285	(i)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	420,000		442,050	(b)
Total Brazil					7,224,796
Chile — 0.9%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		243,601	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		472,701	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	500,000		443,550	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		423,330	(b)
Total Chile					1,583,182
Colombia — 1.8%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,150,000		2,617,625	(b)(i)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		190,125	(b)
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		307,912	(b)
Total Colombia					3,115,662
Croatia — 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	550,000		528,000	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	260,000		271,599	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	210,000		201,600	(a)
Total Croatia					1,001,199

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	27

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 1.6%
Republic of Indonesia, Notes	3.750%	4/25/22	720,000		$ 610,200	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	1,790,000		1,414,100	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		108,500	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		726,563	(a)
Total Indonesia					2,859,363
Lithuania — 0.7%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	240,000		284,400	(a)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	860,000		958,900	(a)
Total Lithuania					1,243,300
Mexico — 3.0%
Mexican Bonos, Bonds	8.000%	6/11/20	23,008,500	MXN	1,925,810
Mexican Bonos, Bonds	6.500%	6/9/22	3,760,200	MXN	285,657
Mexican Bonos, Bonds	10.000%	12/5/24	4,800,000	MXN	463,714
Mexican Bonos, Bonds	8.500%	11/18/38	12,990,000	MXN	1,092,251
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		178,560
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		242,880
United Mexican States, Senior Notes	3.625%	3/15/22	1,030,000		1,006,310
United Mexican States, Senior Notes	4.750%	3/8/44	210,000		184,065
Total Mexico					5,379,247
Panama — 0.4%
Republic of Panama, Senior Bonds	6.700%	1/26/36	556,000		619,940	(b)
Peru — 1.6%
Republic of Peru, Bonds	6.550%	3/14/37	321,000		364,335	(b)
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,494,000	(i)
Republic of Peru, Senior Bonds	8.750%	11/21/33	490,000		681,100
Republic of Peru, Senior Bonds	5.625%	11/18/50	209,000		205,865	(b)
Total Peru					2,745,300
Philippines — 0.4%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	660,000		706,200	(b)
Poland — 1.6%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,034,100	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000		533,750	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000		1,331,595	(b)
Total Poland					2,899,445
Russia — 5.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	756,000		799,379	(a)(b)
Russian Federal Bond, Bonds	7.400%	6/14/17	63,906,000	RUB	1,970,982
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	42,000		71,925	(a)

See Notes to Financial Statements.

28	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Russia — continued
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	2,940,888	$ 3,397,637	(a)(i)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	2,600,000	2,593,500	(a)
Total Russia				8,833,423
Turkey — 4.1%
Republic of Turkey, Notes	6.750%	5/30/40	1,175,000	1,160,606
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	878,456
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000	5,310,564	(i)
Total Turkey				7,349,626
Uruguay — 0.3%
Republic of Uruguay, Senior Notes	4.500%	8/14/24	630,000	607,950
Venezuela — 6.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	391,000	392,857
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,768,463
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,296,000	4,753,160	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,982,000	1,545,960	(i)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	233,000	166,013
Total Venezuela				10,626,453
Total Sovereign Bonds (Cost — $62,131,094)				60,239,654

			Shares
Common Stocks — 2.5%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			19,194	38,388	*(d)(e)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			750	15,457	*
Total Consumer Discretionary				53,845
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			77,972,021	656,057	*(d)(e)
Financials — 1.6%
Diversified Financial Services — 1.4%
Citigroup Inc.			50,751	2,452,796
Real Estate Management & Development — 0.2%
Realogy Holdings Corp.			4,228	178,971	*
Realogy Holdings Corp.			3,757	159,034	*(d)(e)
Total Real Estate Management & Development				338,005
Total Financials				2,790,801

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	29

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Security			Shares	Value
Industrials — 0.5%
Building Products — 0.0%
Nortek Inc.			224	$14,997	*
Marine — 0.5%
DeepOcean Group Holding AS			26,137	733,927	*(d)(e)
Horizon Lines Inc., Class A Shares			170,006	229,508	*
Total Marine				963,435
Total Industrials				978,432
Total Common Stocks (Cost — $4,223,902)				4,479,135

	Rate
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $60,000)	6.000%		2,400	49,824
Preferred Stocks — 0.8%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Sanchez Energy Corp., Series B	6.500%		4,150	246,012	(a)
Financials — 0.7%
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		43,913	1,164,134	(f)
Total Preferred Stocks (Cost — $1,293,201)				1,410,146

		Expiration Date	Warrants
Warrants — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	239,531	*
Jack Cooper Holdings Corp.		12/15/17	496	44,640	*
Jack Cooper Holdings Corp.		5/6/28	228	20,520	*
SemGroup Corp.		11/30/14	2,968	88,417	*(d)(e)
Total Warrants (Cost — $12,465)				393,108
Total Investments — 127.0% (Cost — $222,785,394#)				225,354,979
Liabilities in Excess of Other Assets — (27.0)%				(47,972,150)
Total Net Assets — 100.0%				$177,382,829

*                 Non-income producing security.

†                 Face amount denominated in U.S. dollars, unless otherwise noted.

(a)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

30	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Western Asset Global Partners Income Fund Inc.

(b)             All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)              Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)             Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)              Illiquid security (unaudited).

(f)               Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)              Security has no maturity date. The date shown represents the next call date.

(h)             The coupon payment on these securities is currently in default as of August 31, 2013.

(i)               All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(j)               Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)             All or a portion of this loan is unfunded as of August 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#                 Aggregate cost for federal income tax purposes is $223,585,666.

Abbreviations used in this schedule:

BRL                      — Brazilian Real

EUR                      — Euro

GBP                       — British Pound

MXN                  — Mexican Peso

OJSC                  — Open Joint Stock Company

RUB                     — Russian Ruble

Summary of Investments by Country** (unaudited)

United States	39.4%
Brazil	7.3
Mexico	7.2
Russia	6.3
Venezuela	4.8
United Kingdom	3.7
Turkey	3.4
Luxembourg	3.2
Colombia	2.4
Indonesia	2.1
Germany	2.0
Argentina	1.7
Peru	1.6
Poland	1.5
Chile	1.5

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	31

Schedule of investments (cont’d)

August 31, 2013

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country** (unaudited) (continued)

France	1.3%
Italy	1.2
India	0.9
Australia	0.8
Spain	0.8
Netherlands	0.8
Malaysia	0.8
South Africa	0.7
Lithuania	0.6
Croatia	0.4
Norway	0.4
China	0.4
United Arab Emirates	0.3
Philippines	0.3
Belgium	0.3
Switzerland	0.3
Panama	0.3
Uruguay	0.3
Sweden	0.2
Qatar	0.2
Trinidad and Tobago	0.2
Singapore	0.1
Czech Republic	0.1
Canada	0.1
South Korea	0.1
100.0%

**               As a percentage of total investments. Please note that the Fund holdings are as of August 31, 2013 and are subject to change.

See Notes to Financial Statements.

32	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Statement of assets and liabilities

August 31, 2013

Assets:
Investments, at value (Cost — $222,785,394)	$225,354,979
Foreign currency, at value (Cost — $607,072)	588,511
Cash	2,633,164
Interest receivable	4,292,388
Unrealized appreciation on forward foreign currency contracts	81,224
Deposits with brokers for open futures contracts	23,659
Prepaid expenses	18,800
Total Assets	232,992,725

Liabilities:
Loan payable (Notes 1 and 5)	39,000,000
Payable for open reverse repurchase agreements	14,444,291
Payable for securities purchased	1,857,535
Investment management fee payable	161,651
Unrealized depreciation on forward foreign currency contracts	26,533
Interest payable	10,804
Payable to broker — variation margin on open futures contracts	1,313
Accrued expenses	107,769
Total Liabilities	55,609,896
Total Net Assets	$177,382,829

Net Assets:
Par value ($0.001 par value; 15,586,783 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,587
Paid-in capital in excess of par value	207,164,250
Overdistributed net investment income	(197,495)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(32,198,602)
Net unrealized appreciation on investments, futures contracts and foreign currencies	2,599,089
Total Net Assets	$177,382,829

Shares Outstanding	15,586,783

Net Asset Value	$11.38

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	33

Statement of operations

For the Year Ended August 31, 2013

Investment Income:
Interest	$17,789,525
Dividends	245,759
Less: Foreign taxes withheld	(11,288)
Total Investment Income	18,023,996

Expenses:
Investment management fee (Note 2)	2,005,523
Interest expense (Notes 3 and 5)	478,912
Audit and tax	78,200
Transfer agent fees	54,998
Shareholder reports	44,055
Legal fees	31,929
Directors’ fees	29,404
Stock exchange listing fees	23,342
Custody fees	20,877
Fund accounting fees	19,450
Commitment fees (Note 5)	16,221
Insurance	4,931
Miscellaneous expenses	12,852
Total Expenses	2,820,694
Net Investment Income	15,203,302

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,104,146
Futures contracts	(32,403)
Written options	353,206
Swap contracts	(1,771,849)
Foreign currency transactions	(1,174,290)
Net Realized Loss	(521,190)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(8,997,393)
Futures contracts	(100)
Written options	(178,449)
Swap contracts	120,844
Foreign currencies	318,105
Change in Net Unrealized Appreciation (Depreciation)	(8,736,993)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(9,258,183)
Increase in Net Assets from Operations	$ 5,945,119

See Notes to Financial Statements.

34	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Statements of changes in net assets

For the years ended August 31,	2013	2012

Operations:
Net investment income	$ 15,203,302	$ 16,659,591
Net realized gain (loss)	(521,190)	3,052,620
Change in net unrealized appreciation (depreciation)	(8,736,993)	5,894,622
Increase in Net Assets From Operations	5,945,119	25,606,833

Distributions to Shareholders From (Note 1):
Net investment income	(17,277,690)	(17,669,069)
Decrease in Net Assets From Distributions to Shareholders	(17,277,690)	(17,669,069)

Fund Share Transactions:
Proceeds for shares issued on reinvestment of distributions (50,220 and 70,861 shares issued, respectively)	635,606	840,892
Increase in Net Assets From Fund Share Transactions	635,606	840,892
Increase (Decrease) in Net Assets	(10,696,965)	8,778,656

Net Assets:
Beginning of year	188,079,794	179,301,138
End of year*	$177,382,829	$188,079,794
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(197,495)	$3,056,839

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	35

Statement of cash flows

For the Year Ended August 31, 2013

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$5,945,119
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(92,537,400)
Proceeds from sales of portfolio securities	96,419,787
Cash paid for purchased options	(254,883)
Net amortization of premium (accretion of discount)	276,264
Payment-in-kind	(388,015)
Decrease in receivable for securities sold	217,131
Decrease in premiums receivable on written options	14,434
Decrease in interest receivable	291,107
Decrease in prepaid expenses	2,233
Increase in deposits with brokers for futures contracts	(23,659)
Decrease in premiums paid for swap contracts	173,051
Decrease in payable for open swap contracts	(50,416)
Increase in payable for securities purchased	1,446,669
Decrease in investment management fee payable	(4,644)
Decrease in interest payable	(25,920)
Decrease in accrued expenses	(18,531)
Decrease in premiums received from written options	(281,230)
Increase in payable to broker — variation margin on open futures contracts	1,313
Net realized gain on investments‡	(2,104,146)
Change in unrealized depreciation of investments, written options, swap contracts and forward foreign currency transactions	8,699,043
Net Cash Provided by Operating Activities*	17,797,307

Cash Flows from Financing Activities:
Distributions paid on common stock	(16,642,084)
Decrease in payable for reverse repurchase agreements	(851,154)
Net Cash Used in Financing Activities	(17,493,238)
Net Increase in Cash	304,069
Cash at Beginning of Year	2,917,606
Cash at End of Year	$3,221,675

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$635,606

‡                      This amount includes net realized gain/loss on purchased options.

*                      Included in operating expenses is cash of $504,832 paid for interest on borrowings.

See Notes to Financial Statements.

36	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31:

	2013[1]	2012	2011	2010	2009

Net asset value, beginning of year	$12.11	$11.59	$11.62	$10.06	$11.36

Income (loss) from operations:
Net investment income	0.98	1.07	1.10	1.21	1.17
Net realized and unrealized gain (loss)	(0.60)	0.59	0.01	1.49	(1.33)
Total income (loss) from operations	0.38	1.66	1.11	2.70	(0.16)

Less distributions from:
Net investment income	(1.11)	(1.14)	(1.14)	(1.14)	(1.14)
Total distributions	(1.11)	(1.14)	(1.14)	(1.14)	(1.14)

Net asset value, end of year	$11.38	$12.11	$11.59	$11.62	$10.06

Market price, end of year	$10.61	$13.63	$12.19	$12.55	$10.23
Total return, based on NAV[2,3]	2.87%	15.33%	9.64%	27.90%	2.22%
Total return, based on Market Price[4]	(14.79)%	23.03%	6.58%	35.62%	15.51%

Net assets, end of year (000s)	$177,383	$188,080	$179,301	$178,838	$154,057

Ratios to average net assets:
Gross expenses	1.48%	1.53%	1.66%	1.91%	2.99%
Net expenses[5]	1.48	1.53	1.66	1.91	2.99
Net investment income	7.97	9.32	9.10	10.77	14.10

Portfolio turnover rate	39%	37%	56%	65%	58%

Supplemental data:
Loans outstanding, end of year (000s)	$39,000	$39,000	$39,000	$33,000	$33,000
Asset coverage (000s)	$216,383	$227,080	$218,301	$211,838	$187,057
Asset coverage for loan outstanding	555%	582%	560%	642%	567%
Weighted average loan (000s)	$39,000	$39,000	$34,085	$33,000	$33,499
Weighted average interest rate on loans	0.90%	0.95%	0.94%	1.18%	2.96%

1              Per share amounts have been calculated using the average shares method.

2              Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3              The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

4              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

5              The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

38	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	39

Notes to financial statements (cont’d)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$153,629,047	$ 851,532	$154,480,579
Convertible bonds & notes	—	156,713	—	156,713
Senior loans	—	4,145,820	—	4,145,820
Sovereign bonds	—	60,239,654	—	60,239,654
Common stocks:
Consumer discretionary	$ 15,457	—	38,388	53,845
Energy	—	—	656,057	656,057
Financials	2,631,767	159,034	—	2,790,801
Industrials	244,505	—	733,927	978,432
Convertible preferred stocks	49,824	—	—	49,824
Preferred stocks:
Energy	—	246,012	—	246,012
Financials	1,164,134	—	—	1,164,134
Warrants	—	304,691	88,417	393,108
Total investments	$4,105,687	$218,880,971	$2,368,321	$225,354,979
Other financial instruments:
Forward foreign currency contracts	—	$ 81,224	—	$ 81,224
Total	$4,105,687	$218,962,195	$2,368,321	$225,436,203

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$100	—	—	$ 100
Forward foreign currency contracts	—	$26,533	—	26,533
Total	$100	$26,533	—	$26,633

†  See Schedule of Investments for additional detailed categorizations.

40	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments In Securities	Corporate Bonds & Notes	Consumer Discretionary	Energy	Industrials	Warrants	Total
Balance as of August 31, 2012	$ 861,097	$38,388	$818,239	$463,278	$5,875	$2,186,877
Accrued premiums/discounts	6,879	—	—	—	—	6,879
Realized gain (loss)[1]	(606,135)	—	—	—	—	(606,135)
Change in unrealized appreciation (depreciation)[2]	758,819	—	(162,182)	270,649	9,106	876,392
Purchases	97,531	—	—	—	—	97,531
Sales	(271,559)	—	—	—	(14,981)	(286,540)
Transfers into Level 3[3]	4,900	—	—	—	88,417	93,317
Balance as of August 31, 2013	$ 851,532	$38,388	$ 656,057	$733,927	$88,417	$2,368,321
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2013[2]	$ 231,698	—	$(162,182)	$270,649	—	$340,165

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1              This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2              This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3              Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	41

Notes to financial statements (cont’d)

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the

42	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At August 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended August 31, 2013, see Note 4.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	43

Notes to financial statements (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are

44	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	45

Notes to financial statements (cont’d)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values

46	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	47

Notes to financial statements (cont’d)

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of August 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $26,533. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

48	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 242,219	—	$(242,219)
(b)	(1,422,165)	$1,422,165	—

(a)         Reclassifications are primarily due to a taxable overdistribution.

(b)        Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional sub-advisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	49

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadvisor.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended August 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$92,537,400
Sales	96,419,787

At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,560,841
Gross unrealized depreciation	(9,791,528)
Net unrealized appreciation	$ 1,769,313

During the year ended August 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of August 31, 2012	$45,642,600	$281,230
Options written	39,726,000	226,598
Options closed	—	—
Options exercised	(24,450,800)	(154,622)
Options expired	(60,917,800)	(353,206)
Written options, outstanding as of August 31, 2013	—	—

At August 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury 10-Year Notes	14	12/13	$1,740,038	$1,739,938	$(100)

50	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$16,342,154	0.75%	$31,086,601

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from -0.25% to 1.00% during the year ended August 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $122,076.

At August 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	8/1/2013	TBD*	$ 9,285,550
Credit Suisse	0.85%	6/26/2013	TBD*	3,450,440
JPMorgan Chase & Co.	0.20%	6/14/2013	TBD*	880,800
JPMorgan Chase & Co.	1.00%	6/14/2013	TBD*	827,500
				$14,444,290

*            TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On August 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $16,589,709.

At August 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	200,569	$ 265,152	11/15/13	$ (1,877)
Euro	Citibank N.A.	100,000	132,200	11/15/13	(792)
Euro	UBS AG	500,000	660,999	11/15/13	(2,501)
					(5,170)
Contracts to Sell:
British Pound	Citibank N.A.	1,063,613	1,647,385	11/15/13	(14,153)
British Pound	UBS AG	551,367	853,988	11/15/13	(7,210)
Euro	BNP Paribas SA	1,427,030	1,886,532	11/15/13	5,348
Euro	Citibank N.A.	3,804,928	5,030,109	11/15/13	18,592
Euro	UBS AG	100,000	132,200	11/15/13	1,239
Euro	UBS AG	8,088,049	10,692,389	11/15/13	56,045
					59,861
Net unrealized gain on open forward foreign currency contracts					$54,691

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	51

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2013.

ASSET DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$81,224

LIABILITY DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$100	—	$ 100
Forward foreign currency contracts	—	$26,533	26,533
Total	$100	$26,533	$26,633

1              Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2              Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended August 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ (681,078)	$ (681,078)
Written options	—	—	353,206	353,206
Futures contracts	$(32,403)	—	—	(32,403)
OTC swap contracts	—	—	(1,764,255)	(1,764,255)
Centrally cleared swap contracts	—	—	(7,594)	(7,594)
Forward foreign currency contracts	—	$(1,204,401)	—	(1,204,401)
Total	$(32,403)	$(1,204,401)	$(2,099,721)	$(3,336,525)

1              Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

52	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$331,508	$331,508
Written options	—	—	(178,449)	(178,449)
Futures contracts	$(100)	—	—	(100)
OTC swap contracts	—	—	120,844	120,844
Forward foreign currency contracts	—	$355,955	—	355,955
Total	$(100)	$355,955	$273,903	$629,758

1              The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended August 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 34,969
Written options†	65,663
Futures contracts (to buy)	406,303
Forward foreign currency contracts (to buy)	796,221
Forward foreign currency contracts (to sell)	21,907,058

Average Notional Balance
Credit default swap contracts (to buy protection)†	$7,906,738

†              At August 31, 2013, there were no open positions held in this derivative.

5. Loan

At August 31, 2013, the Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $55,000,000. This agreement is subject to a 30-day notice of termination by the Fund or a 180-day notice of termination by the lender. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan.

The interest on the loan is calculated at a variable rate based on the LIBOR or Federal Funds Rate plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the year ended August 31, 2013 was $356,836. For the year ended August 31, 2013, the Fund incurred a commitment fee in the amount of $16,221.

For the year ended August 31, 2013, the Fund had an average daily loan balance outstanding of $39,000,000 and the weighted average interest rate was 0.90%. At August 31, 2013, the Fund had $39,000,000 of borrowings outstanding per the current credit agreement.

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	53

Notes to financial statements (cont’d)

6. Distributions subsequent to August 31, 2013

On August 15, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.0875 per share, payable on September, 27, 2013, October, 25, 2013 and November, 29, 2013 to shareholders of record on September, 20, 2013, October, 18, 2013 and November, 22, 2013, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$17,277,690	$17,669,069

As of August 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Deferred Capital Losses*	$ (158,143)
Capital loss carryforward**	(31,240,287)
Other book/tax temporary differences(a)	(197,395)
Unrealized appreciation (depreciation)(b)	1,798,817
Total accumulated earnings (losses) — net	$(29,797,008)

*                 These capital losses have been deferred in the current year as short-term losses. The losses will be deemed to arise on the first day of the next taxable year in the same character as they were originally deferred.

**          During the taxable year ended August 31, 2013, the Fund utilized $1,232,161 of its capital loss carryforward available from prior years. As of August 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2017	$ (4,307,290)
8/31/2018	(26,932,997)
$(31,240,287)

These amounts will be available to offset any future taxable capital gains.

(a)              Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)             The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

54	Western Asset Global Partners Income Fund Inc. 2013 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global Partners Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Partners Income Fund Inc. (the “Fund”), including the schedule of investments, as of August 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Partners Income Fund Inc. as of August 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 16, 2013

Western Asset Global Partners Income Fund Inc. 2013 Annual Report	55

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Partners Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

56	Western Asset Global Partners Income Fund Inc.

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Global Partners Income Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick2

Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

58	Western Asset Global Partners Income Fund Inc.

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1992
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

Kenneth D. Fuller3

Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 166 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).

Number of portfolios in fund complex overseen by Director (including the Fund)	154
Other board memberships held by Director	None

Western Asset Global Partners Income Fund Inc.	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

60	Western Asset Global Partners Income Fund Inc.

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Global Partners Income Fund Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†         Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Effective February 1, 2013, Ms. Kamerick became a Director.

3         Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013, Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

62	Western Asset Global Partners Income Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Global Partners Income Fund Inc.	63

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

64	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market

Western Asset Global Partners Income Fund Inc.	65

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each

66	Western Asset Global Partners Income Fund Inc.

Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an

Western Asset Global Partners Income Fund Inc.	67

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, New York 11219.

68	Western Asset Global Partners Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2013:

Record Date:	Monthly	Monthly	Monthly
Payable Date:	September 2012 - October 2012	November 2012 - December 2012	January 2013 - August 2013
Ordinary Income:
Qualified Dividend Income for Individuals	0.03%	—	0.03%
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.03%	—	0.03%

Please retain this information for your records.

Western Asset Global Partners Income Fund Inc.	69

Western Asset Global Partners Income Fund Inc.

Directors	Western Asset Global Partners Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
Kenneth D. Fuller*	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick**	Subadvisers	New York, NY 10017
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse	Western Asset Management Company Limited	New York Stock Exchange Symbol
	Western Asset Management Company Ltd	GDF
Officers	Western Asset Management Company Pte. Ltd.
Kenneth D. Fuller*
President and	Custodian
Chief Executive Officer	State Street Bank and Trust Company
Richard F. Sennett	1 Lincoln Street
Principal Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
Vanessa A. Williams	American Stock Transfer & Trust Company
Identity Theft Prevention Officer	6201 15th Avenue
Robert I. Frenkel	Brooklyn, NY 11219
Secretary and Chief Legal Officer
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*                 Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**          Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX010340 10/13 SR13-2044

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2012 and August 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,900 in 2012 and $74,100 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $7,000 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global Partners Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Partners Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Partners Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Partners Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Partners Income Fund Inc. during the reporting period were $0 in 2013.

(h) Yes. Western Asset Global Partners Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global Partners Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENTINVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and

WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.              Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.              Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.              Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                                                  INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008 to 2013; Co- Chief Investment Officer of Western Asset since 2013.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008 Chief Investment Officer of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset since 2013.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of August 31, 2013.

Other Accounts Managed by Investment professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Investment Professional(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	20registered investment companies with $18.1 billion in total assets under management	52 Other pooled investment vehicles with $30.7 billion in assets under management*	106 Other accounts with $30.2 in total assets under management**

Stephen A. Walsh‡	101 registered investment companies with $184.4 billion in total assets under management	239 Other pooled investment vehicles with $88.1 billion in assets under management***	712 Other accounts with $166.2 billion in total assets under management****

Keith J. Gardner‡	30 registered investment companies with $24.6 billion in total assets under management	30 Other pooled investment vehicles with $13.0 billion in assets under management+	165 Other accounts with $38.4 billion in total assets under management++

Michael C. Buchanan‡	42 registered investment Companies with $32.1 billion in total assets Under management	55 Other pooled investment vehicles with $28.8 billion in assets under management+++	198 Other accounts with $49.0 billion in total assets under management++++

Ryan K. Brist‡	9 registered investment Companies with $1.8 billion in total assets Under management	14 Other pooled investment vehicles with $9.9 billion in assets under management	41 Other accounts with $14.3 billion in total assets under management#

Christopher F. Kilpatrick‡	8 registered investment Companies with $3.6 billion in total assets Under management	1 Other pooled investment vehicle with $250 million in assets under management	1 Other account with $330 million in total assets under management

*	Includes 2 accounts managed, totaling $250 million, for which advisory fee is performance based.
**	Includes 10 accounts managed, totaling $3.6 billion, for which advisory fee is performance based.
*** **** + ++ +++ ++++ #

Includes 6 accounts managed, totaling $810 million, for which advisory fee is performance based.
Includes 62 accounts managed, totaling $15.9 billion, for which advisory fee is performance based.
Includes 1 account managed, totaling $130 million, for which advisory fee is performance based.
Includes 19 accounts managed, totaling $7.0 billion, for which advisory fee is performance based.
Includes 3 accounts managed, totaling $360 million, for which advisory fee is performance based.
Includes 21 accounts managed, totaling $7.4 billion, for which advisory fee is performance based.
Includes 2 accounts managed, totaling $370 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of August 31, 2013.

Investment professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Ryan K. Brist	A
Christopher F. Kilpatrick	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NONE.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

NONE.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting and

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Global Partners Income Fund Inc.

Date:   October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Global Partners Income Fund Inc.

Date:   October 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Global Partners Income Fund Inc.

Date:   October 25, 2013